UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-22815

NB Private Markets Fund III (TE) LLC

(Exact name of registrant as specified in charter)

325 North Saint Paul Street

49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

James Bowden, Chief Executive Officer and President

Neuberger Berman Investment Advisers LLC

53 State Street

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:                1-212-476-8800

Date of fiscal year end:     March 31

Date of reporting period:     March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB Private Markets Fund III (TE) LLC

Consolidated Financial Statements

For the year ended March 31, 2021

NB Private Markets Fund III (TE) LLC

For the year ended March 31, 2021

NB Private Markets Fund III (TE) LLC

Consolidated Statement of Assets, Liabilities and Members’ Equity - Net Assets

As of March 31, 2021

Assets

Investment in the Company, at fair value	$44,794,975
Cash and cash equivalents	346,716
Prepaid legal fees	1,915
Interest receivable	3

Total Assets	$45,143,609

Liabilities

Deferred tax payable	$1,094,157
Management fee payable	49,580
Administration service fees payable	12,000
Professional fees payable	9,250
Tax payable	4,234
Due to Affiliates	2,554
Other payables	1,544

Total Liabilities	$1,173,319

Members’ Equity - Net Assets	$43,970,290

Units of Membership Interests outstanding (unlimited units authorized)	15,027.67
Net Asset Value Per Unit	$2,925.96

The accompanying notes and attached financial statements of NB Private Markets Fund III (Master) LLC are an integral part of these consolidated financial statements.

NB Private Markets Fund III (TE) LLC

Consolidated Statement of Operations

For the year ended March 31, 2021

Net Investment Loss Allocated from the Company:

Interest income	$599
Expenses	(499,880)

Total Net Investment Loss Allocated from the Company	(499,281)

Fund Income:

Interest income	105

Total Fund Income	105

Fund Expenses:

Tax expense	348,323
Management fee	162,661
Administration service fees	48,000
Professional fees	13,215
Other expenses	20,794

Total Fund Expenses	592,993

Net Investment Loss	(1,092,169)

Net Realized and Change in Unrealized Gain on Investment in the Company (Note 2)
Net realized gain on investment in the Company	3,454,472
Net change in unrealized appreciation on investment in the Company	17,152,669

Net Realized and Change in Unrealized Gain on Investment in the Company	20,607,141

Net Increase in Members’ Equity – Net Assets Resulting from Operations	$19,514,972

The accompanying notes and attached financial statements of NB Private Markets Fund III (Master) LLC are an integral part of these consolidated financial statements.

NB Private Markets Fund III (TE) LLC

Consolidated Statements of Changes in Members’ Equity - Net Assets

For the year ended March 31, 2020

	Members' Equity	Investment Adviser	Total
Members' committed capital	$37,609,090	$-	$37,609,090

Members' equity at April 1, 2019	$25,916,386	$225,850	$26,142,236
Capital contributions	752,182	-	752,182
Capital distributions	(1,880,455)		(1,880,455)
Net investment loss	(911,450)	-	(911,450)
Net realized gain on investment in the Company	2,505,744	-	2,505,744
Net change in unrealized appreciation on investment in the Company	(178,462)	-	(178,462)
Net change in incentive carried interest	(61,390)	61,390	-
Members' equity at March 31, 2020	$26,142,555	$287,240	$26,429,795

For the year ended March 31, 2021

	Members' Equity	Investment Adviser	Total
Members' committed capital	$37,609,090	$-	$37,609,090

Members' equity at April 1, 2020	$26,142,555	$287,240	$26,429,795
Capital distributions	(1,974,477)		(1,974,477)
Net investment loss	(1,092,169)	-	(1,092,169)
Net realized gain on investment in the Company	3,454,472	-	3,454,472
Net change in unrealized appreciation on investment in the Company	17,152,669	-	17,152,669
Net change in incentive carried interest	(975,749)	975,749	-
Members' equity at March 31, 2021	$42,707,301	$1,262,989	$43,970,290

The accompanying notes and attached financial statements of NB Private Markets Fund III (Master) LLC are an integral part of these consolidated financial statements.

NB Private Markets Fund III (TE) LLC

Consolidated Statement of Cash Flows

For the year ended March 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Members’ Equity – Net Assets resulting from operations	$19,514,972
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash provided by operating activities:
Distributions received from investment in the Company	2,318,717
Change in fair value of investment in the Company	(20,107,860)
Changes in assets and liabilities related to operations
(Increase) decrease in prepaid legal fees	(75)
(Increase) decrease in interest receivable	188
Increase (decrease) in deferred tax payable	344,093
Increase (decrease) in management fee payable	10,788
Increase (decrease) in professional fees payable	150
Increase (decrease) in tax payable	(57,942)
Increase (decrease) in due to Affiliates	100
Increase (decrease) in other payables	(1,819)

Net cash provided by (used in) operating activities	2,021,312

CASH FLOWS FROM FINANCING ACTIVITIES

Distributions to Members	(1,974,477)

Net cash provided by (used in) financing activities	(1,974,477)

Net change in cash and cash equivalents	46,835
Cash and cash equivalents at beginning of the year	299,881

Cash and cash equivalents at end of the year	$346,716

Noncash activities
Distribution totaling $62,172 were received from the Company for taxes paid and/or accrued by the Company on behalf of the TE Fund.

The accompanying notes and attached financial statements of NB Private Markets Fund III (Master) LLC are an integral part of these consolidated financial statements.

NB Private Markets Fund III (TE) LLC

Consolidated Financial Highlights

	For the year ended March 31, 2021	For the year ended March 31, 2020	For the year ended March 31, 2019	For the year ended March 31, 2018	For the year ended March 31, 2017
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF YEAR	$1,758.74	$1,784.92	$1,697.03	$1,561.43	$1,393.02
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(72.67)	(61.31)	(86.32)	(97.52)	(67.56)
Net realized and change in unrealized gain on investment in the Company	1,371.28	160.26	334.70	233.12	235.97
Net increase in net assets resulting from operations after incentive carried interest	1,298.61	98.95	248.38	135.60	168.41

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	(131.39)	(125.13)	(160.49)	-	-
NET ASSET VALUE, END OF YEAR	$2,925.96	$1,758.74	$1,784.92	$1,697.03	$1,561.43
TOTAL NET ASSET VALUE RETURN (1), (2), (3)	73.84%	5.54%	14.74%	8.68%	12.09%

RATIOS AND SUPPLEMENTAL DATA:
Members' Equity - Net assets, end of year in thousands (000's)	$43,970	$26,430	$26,142	$24,855	$19,514
Ratios to Average Members' Equity - Net Assets: (4)
Expenses excluding incentive carried interest	3.38%	3.34%	4.98%	6.24%	4.86%
Net change in incentive carried interest	3.02%	0.22%	0.70%	0.19%	-
Expenses including incentive carried interest	6.40%	3.56%	5.68%	6.43%	4.86%
Net investment loss excluding incentive carried interest	(3.38)%	(3.23)%	(4.83)%	(6.17)%	(4.84)%

INTERNAL RATES OF RETURN:
Internal Rate of Return before incentive carried interest (5)	18.81%	8.54%	11.70%	10.50%	11.40%
Internal Rate of Return after incentive carried interest (5)	18.28%	8.29%	11.45%	10.43%	11.40%

(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the TE Fund during the year and assumes distributions, if any, were reinvested. The TE Fund's units are not traded in any market; therefore, the market value total investment return is not calculated.
(3)	Total return and the ratios to average members' equity - net assets is calculated for the TE Fund taken as a whole. Total return is calculated using a commitment-weighted rate of return methodology based on the timing of closings. As a result, an individual investor's return may vary from these returns and ratios based on the timing of their capital transactions. The total return does not reflect the impact of incentive carried interest; refer to the Internal Rates of Return for the impact of incentive carried interest.
(4)	Ratios include expenses allocated from the Company.
(5)	The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets before and after incentive carried interest at the end of the period as of each measurement date.

The accompanying notes and attached financial statements of NB Private Markets Fund III (Master) LLC are an integral part of these consolidated financial statements.

NB Private Markets Fund III (TE) LLC

Notes to the Financial Statements

March 31, 2021

1. Organization

NB Private Markets Fund III (TE) LLC (the “TE Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The TE Fund was organized as a Delaware limited liability company on March 18, 2013. The TE Fund commenced operations on October 25, 2013. The duration of the TE Fund is ten years from the final subscription closing date (the “Final Closing”), which occurred on October 25, 2014, subject to two two-year extensions which may be approved by the Board of Managers of the TE Fund (the “Board” or the “Board of Managers”). Thereafter, the term of the TE Fund may be extended by consent of majority-in-interest of its Members as defined in the TE Fund’s limited liability company agreements (the “LLC Agreement”).

The TE Fund’s investment objective is to provide attractive long-term returns. The TE Fund pursues its investment objective by investing substantially all of its assets in NB Private Markets Fund III (Master) LLC (the "Company"), through its consolidated subsidiary, NB Private Markets Fund III (Offshore) LDC, a Cayman Islands limited duration company (the "Offshore Fund"). The Company seeks to achieve its objective primarily by investing in private equity funds and other collective investment vehicles or accounts (the "Portfolio Funds"). Neither the Company, the TE Fund, nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Company or the TE Fund will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

The financial statements of the Company, including the Company's Schedule of Investments, are attached to this report and should be read in conjunction with the TE Fund's consolidated financial statements. The percentage of the Company’s members' contributed capital owned by the TE Fund at March 31, 2021 was approximately 42.79%.

The Board has overall responsibility to manage and supervise the operations of the TE Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operation of the TE Fund. The Board exercises the same powers, authority and responsibilities on behalf of the TE Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) to provide investment advice regarding the selection of the Portfolio Funds and to manage the day-to-day operations of the Company.

2. Significant Accounting Policies

The TE Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the TE Fund in the preparation of its consolidated financial statements.

NB Private Markets Fund III (TE) LLC

Notes to the Financial Statements

March 31, 2021

A. Basis of Accounting and Consolidation

The TE Fund’s policy is to prepare its consolidated financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the TE Fund are maintained in U.S. dollars.

At March 31, 2021, the percentage of the Offshore Fund’s shareholders’ capital owned by the TE Fund is 100%.  The financial position and results of operations of the Offshore Fund have been consolidated in these consolidated financial statements.  All intercompany transactions (consisting of capital contributions and distributions) have been eliminated.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of these consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

C. Valuation of Investments

The value of the TE Fund's investment in the Company reflects the TE Fund's proportionate interest in the total members’ contributed capital of the Company at March 31, 2021. Valuation of the investments held by the Company is discussed in Note 2 of the Company's financial statements, attached to these consolidated financial statements.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the TE Fund’s custodian.

Cash and cash equivalents on the Statement of Assets, Liabilities and Members' Equity – Net Assets can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2021, the TE Fund held $346,716 in an overnight sweep that is deposited into a money market account.

E. Investment Gains and Losses

The TE Fund records its share of the Company's investment income, expenses, and realized and change in unrealized gains and losses in proportion to the TE Fund's aggregate commitment to the Company. The Company's income and expense recognition policies are discussed in Note 2 of the Company's financial statements, attached to these consolidated financial statements.

F. Income Taxes

The TE Fund is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses at the TE Fund are passed through to Members. The TE Fund has a tax year end of December 31.

NB Private Markets Fund III (TE) LLC

Notes to the Financial Statements

March 31, 2021

The Offshore Fund is treated as a corporation for tax reporting.  The Offshore Fund has a tax year end of December 31. The Offshore Fund is subject to U.S. federal, state and local income taxes. As of March 31, 2021, the Offshore Fund recorded a total deferred tax payable of $1,094,157 and a current tax payable of $4,234.

Differences arise in the computation of Members' equity for financial reporting in accordance with GAAP and Members' equity for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the TE Fund's investment in the Company for federal income tax purposes is based on amounts reported to the TE Fund on Schedule K-1 from the Company. As of March 31, 2021, the TE Fund had not received information to determine the tax cost of the Company. Based on the amounts reported to the TE Fund on Schedule K-1 as of December 31, 2019, and after adjustment for purchases and sales between December 31, 2019 and March 31, 2021, the estimated cost of the TE Fund’s investment in the Company at March 31, 2021, for federal income tax purposes aggregated $21,292,596. The net and gross unrealized appreciation for federal income tax purposes on the TE Fund's investment in the Company was estimated to be $23,502,379.

The TE Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the TE Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2017 forward (with limited exceptions). The Financial Accounting Standards Board (“FASB”) ASC 740-10 Income Taxes requires the Sub-Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in these consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Sub-Adviser has reviewed the TE Fund’s tax positions for the current tax year and has concluded that no provision for taxes is required in the TE Fund’s financial statements for the year ended March 31, 2021. The TE Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2021, the TE Fund did not incur any interest or penalties.

G. Restrictions on Transfers

Interests of the TE Fund (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

H. Fund Expenses

The TE Fund bears its own expenses and, indirectly bears a pro rata portion of the Company’s expenses incurred in the course of business on an accrual basis, including, but not limited to, the

NB Private Markets Fund III (TE) LLC

Notes to the Financial Statements

March 31, 2021

following: Management Fees (as defined herein); Independent Managers’ fees (as defined herein); legal fees; administration; auditing; tax preparation fees; custodial fees; costs of insurance; and registration expenses.

3. Advisory Fees, Management Fee, Administration Service Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds. Further, the Registered Investment Adviser provides certain management and administrative services to the TE Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration of the advisory and other services provided by the Registered Investment Adviser, the Company pays the Registered Investment Adviser an investment advisory fee (the "Advisory Fees") quarterly in arrears at the annual rate of 1.0% as follows: (i) during the period from the initial closing until the fifth anniversary of the Final Closing, based on the total capital commitments (the "Underlying Commitments") entered into by the Company with respect to investments in the Portfolio Funds; and (ii) beginning on the fifth anniversary of the Final Closing and thereafter, based on the net asset value (“NAV”) of the Company. The Advisory Fees will not exceed 1.0% of total commitments from Members. For the year ended March 31, 2021, the Company incurred Advisory Fees totaling $778,027, of which $332,930 was allocated to the TE Fund.

In consideration for the services provided under the Management Agreement, the TE Fund pays the Registered Investment Adviser a management fee (the "Management Fee") quarterly in arrears at the annual rate of 0.50% as follows: (i) during the period from the initial closing until the fifth anniversary of the Final Closing, based on the Underlying Commitments attributable to the TE Fund (based on the TE Fund’s commitments to the Company relative to those of the Feeder Funds invested in the Company) and (ii) beginning on the fifth anniversary of the Final Closing and thereafter, based on the NAV of the TE Fund. The Management Fee will not exceed 0.50% of total commitments from Members. For the year ended March 31, 2021, the TE Fund incurred Management Fees totaling $162,661.

Pursuant to an Administrative and Accounting Services Agreement, the TE Fund retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation, and investor services to the TE Fund. In consideration for these services, the TE Fund pays the Administrator a fixed fee of $9,500 per calendar quarter, plus an additional $10,000 annually for tax compliance services. In accordance with the service level agreement additional fees may be charged for out of scope services and quarterly filings made on behalf of the TE Fund. For the year ended March 31, 2021, the TE Fund incurred administration service fees totaling $48,000.

The Board consists of six managers, each of whom is not an “interested person” of the TE Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). Currently, the Independent Managers are each paid an annual retainer of $175,000 for serving on the

NB Private Markets Fund III (TE) LLC

Notes to the Financial Statements

March 31, 2021

board of the funds in the fund complex. The Independent Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Company. For the year ended March 31, 2021, the Company incurred $185,500 in Independent Managers’ fees, of which $79,378 was allocated to the TE Fund.

As of March 31, 2021, four persons had ownership of approximately 7.98%, 5.58%, 5.32% and 5.32% of the TE Fund’s total commitments and are treated as “affiliated persons”, as defined in the Investment Company Act, (the “Affiliated Persons”). The affiliation between the Affiliated Persons and the TE Fund is based solely on the commitments made and percentage ownership.

4. Capital Commitments from Members

At March 31, 2021 and 2020, capital commitments from Members totaled $37,609,090. Capital contributions received by the TE Fund with regard to satisfying Member commitments totaled $19,932,818, which represents approximately 53% of committed capital at March 31, 2021 and 2020.

Capital contributions are credited to Members’ equity accounts and units will be issued when paid. Capital contributions are determined based on a percentage of commitments. During the years ended March 31, 2021 and 2020, the TE Fund issued 0.00 and 381.49 units, respectively.

The net profits or net losses of the TE Fund are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that it would follow the distributions outlined below.

Distributions are made of available cash or other net investment proceeds to Members at such times and in such amounts as determined by the Board in its sole discretion and in accordance with Members’ respective percentage interests, as defined in the LLC Agreement. As of March 31, 2021, the TE Fund had distributed $6,205,500. Distributions from the TE Fund are made in the following priority:

(a) First, to Members of the TE Fund until they have received a 125% return of all drawn commitments; and

(b) Then, a 95% - 5% split between the Members and the Registered Investment Adviser, respectively. The Registered Investment Adviser will not collect any of the incentive carried interest that it may have earned until after the fourth anniversary of the Final Closing.

Incentive carried interest is accrued based on the NAV of the TE Fund at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. The Statement of Changes in Members’ Equity – Net Assets discloses the amount payable and paid to the Registered Investment Adviser in the period in which it occurs. At March 31, 2021 and 2020, there was accrued and unpaid Incentive Carried Interest of $1,262,989 and $287,240, respectively.

NB Private Markets Fund III (TE) LLC

Notes to the Financial Statements

March 31, 2021

5. Indemnifications

In the normal course of business, the TE Fund enters into contracts that provide general indemnifications. The TE Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the TE Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

6. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Company’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Company may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Company. The Company's investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Company will be able to realize the value of such investments in a timely manner if at all.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

If the Company defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. This may impair the ability of the Company to pursue its investment program, force the Company to borrow or otherwise impair the value of the Company’s investments (including the complete devaluation of the Company). In addition, defaults by Members on their commitments to the TE Fund, may cause the Company to, in turn, default on its commitment to a Portfolio Fund. In this case, the Company, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

7. Other Matters

The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity. The impact of the virus may continue to affect the economies of many nations, individual companies and the

NB Private Markets Fund III (TE) LLC

Notes to the Financial Statements

March 31, 2021

global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The fluidity of the situation precludes any prediction as to its ultimate impact, which may have a continued effect on the economic and market conditions. Such conditions, which may be across industries, sectors, or geographies, have impacted and may continue to impact the Company’s portfolio companies.

8. Subsequent Events

The TE Fund has evaluated all events subsequent to March 31, 2021, through the date these consolidated financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Members and Board of Managers

NB Private Markets Fund III (TE) LLC:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets, liabilities and members’ equity – net assets of NB Private Markets Fund III (TE) LLC and subsidiary (the Company), as of March 31, 2021, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in members’ equity – net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included verification of investments owned as of March 31, 2021, by examination of the underlying records of NB Private Markets Fund III (Master) LLC. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.

Boston, Massachusetts

May 28, 2021

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

NB Private Markets Fund III (TE) LLC

Investment Program (Unaudited)

March 31, 2021

INVESTMENT PROGRAM (UNAUDITED)

Investment Objective and Process

The investment objective of NB Private Markets Fund III (TE) LLC (the "Fund") is to provide attractive long-term returns to investors ("Investors"). The Fund seeks to achieve this objective through investments in a diversified portfolio of professionally managed private equity underlying funds ("Portfolio Funds") and select direct investments through NB Private Markets Fund III (Master) LLC (the "Master Fund") in portfolio companies ("Direct Investments"). The Fund, through the Master Fund, primarily invests in newly formed private equity Portfolio Funds. The Master Fund may also invest, on an opportunistic basis, in secondary investments in private equity Portfolio Funds acquired from investors in such funds.

In pursuing its investment objective, the Fund invests substantially all of its assets in the Master Fund. The Master Fund has the same investment objective and substantially the same investment policies and restrictions as those of the Fund. This form of investment structure is commonly known as a "master/feeder" structure. For convenience of reference, references herein to "the Fund" include the Fund and the Master Fund, unless the context requires otherwise.

Neuberger Berman Investment Advisers LLC (the "Investment Adviser") serves as investment adviser of the Master Fund and provides management services to the Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the "Sub-Adviser" and, together with the Investment Adviser, the "Adviser") to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC ("Neuberger Berman" or the "Firm"). None of the Master Fund, the Fund or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Fund's investment objective will be achieved.

Principal Risk Factors

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISORS PRIOR TO INVESTING IN THE FUND.

The Fund's investment program is speculative and entails substantial risks. Because the Fund invests all or substantially all of its assets in the Master Fund, in pursuit of its investment objective, the risks associated with an investment in the Fund are in effect the risks of investing in the Master Fund. The Master Fund and the Fund have the same investment objectives, policies and strategies. Accordingly, except for specific references to the contrary, all references to the

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Fund, its investments or its investment portfolio in this summary of risk factors refer to the combined risks relating to the investments by the Fund and the Master Fund, and all references to the Adviser refer to the Adviser as, collectively, the Investment Adviser and Sub-Adviser of the Master Fund, unless the context suggests otherwise. Investors should be aware of certain risk factors, which include the following:

General Risks

There is no assurance that the investment held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Investors, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and an Investor could incur a total or substantial loss of its investment. In general, neither the Fund nor the Investors will have the ability to direct or influence the management of Direct Investments, the Portfolio Funds or the investment of their assets. There can be no assurance that projected or targeted returns for the Fund will be achieved.

Illiquidity; Lack of Current Distributions

An investment in the Fund is suitable only for certain qualified investors who have no need for liquidity in the investment. The investments made by the Fund via its investment in the Master Fund and indirectly in the Portfolio Funds and Direct Investments are illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Fund does not have any obligation to repurchase limited liability company interests in the Fund ("Interests") from Investors. In addition there may be little or no near-term cash flow available to the Investors from the Fund. The return of capital and the realization of gains on the Fund's investments, if any, will generally occur only upon the partial or complete disposition of a Direct Investment or an underlying investment by a Portfolio Fund, which is not generally within the control of the Adviser.

Restrictions on Transfer and Withdrawals

The Interests, and the interests in the Portfolio Funds and Direct Investments indirectly held by the Fund, have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws and may not be resold unless an exemption from such registration is available. The Fund is not under, and the Portfolio Funds and Direct Investments are not expected to be under, any obligation to cause such an exemption (whether pursuant to Rule 144 under the Securities Act or otherwise) to be available. Accordingly, there is no secondary market for the Interests or a Fund's indirect interests in the Portfolio Funds, and such market is not expected to develop. Furthermore, transfers of Interests may be made only with the prior written consent of the Board of Managers of the Fund (the "Board"), which may be withheld in the Board's sole discretion. The Fund generally will not have the right to withdraw from any Portfolio Fund.

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Risks of Private Equity Investments Generally

The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. In addition to the extent a Portfolio Fund focuses on venture capital investments the companies in which the Portfolio Fund will invest may be in a conceptual or early stage of development, may not have a proven operating history, may offer services or products that are not yet developed or ready to be marketed or that have no established market, may be operating at a loss or have significant fluctuations in operating results, may be engaged in a rapidly changing business, may require substantial additional capital to support their operations to finance expansion or to maintain their competitive position, or otherwise may have a weak financial condition. As a general matter, companies in which the Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

Neither the Master Fund nor the Fund will obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

Portfolio Funds Business and Market Risks

The Fund's investment portfolio will consist, in part, of Portfolio Funds which will hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Buyout Funds. Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

Venture Funds. Venture capital funds primarily invest in private companies that have limited operating history, are attempting to develop or commercialize unproven technologies or to

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implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Special Situations. The special situations asset class will likely invest a significant portion of its assets in Portfolio Funds that invest in portfolio companies that may be in transition, out of favor, financially leveraged or troubled, or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization, or liquidation. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. The securities of such companies are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Such investments could, in certain circumstances, subject a Portfolio Fund to certain additional potential liabilities. For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated, or disallowed, or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments by such companies to us could be required to be returned if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. Numerous other risks also arise in the workout and bankruptcy contexts. In addition, there is no minimum credit standard that is a prerequisite to a Portfolio Fund's investment in any instrument and a significant portion of the obligations and preferred stock in which a Portfolio Fund may invest may be less than investment grade.

Risks Associated with Private Company Investments

Private companies are generally not subject to Securities and Exchange Commission reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Master Fund invests. There is risk that the Master Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Master Fund's, and in turn, the Fund's investment performance. Private companies in which the Master Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors' actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional

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capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Master Fund will be able to realize the value of private company investments in a timely manner.

Dependence on the Adviser and Key Personnel

To the extent that the Fund invests its assets in the Master Fund, the Fund's performance depends upon the performance of the Master Fund, which, in turn, will depend on the performance of the Direct Investments and the managers of the Portfolio Funds ("Portfolio Fund Managers") with which the Master Fund invests, and the Adviser's ability to select, allocate and reallocate effectively the Master Fund's assets among Portfolio Funds and Direct Investments. The success of the Fund is thus substantially dependent on the Adviser and its continued employment of certain key personnel. Similarly, the success of each Portfolio Fund in which the Fund invests is also likely to be substantially dependent on certain key personnel of that Portfolio Fund. Should one or more of the key personnel of the Adviser or of the management of the Portfolio Funds become incapacitated or in some other way cease to participate in management activities, the Fund performance could be adversely affected. There can be no assurance that these key personnel will continue to be associated with or available to the Adviser or the general partner of the Portfolio Funds throughout the life of the Fund.

Investment in Junior Securities

Although the Portfolio Funds may invest in securities that are relatively senior within a portfolio company's capital structure, it is expected that the Portfolio Funds will invest primarily in securities that are among the more junior securities in a portfolio company's capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

Leveraged Investments

The Portfolio Funds may employ leverage in connection with certain investments or participate in investments with highly leveraged capital structures. Although the use of leverage may enhance returns and increase the number of investments that can be made, leverage also involves a high degree of financial risk and may increase the exposure of such investments to factors such as rising interest rates, downturns in the economy, or deterioration in the condition of the assets underlying such investments. In addition, the borrowings of a Portfolio Fund may in certain cases be secured by the Commitments and the other assets of a Portfolio Fund, which may increase the risk of loss of such assets.

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Limited Number of Portfolio Fund Investments

The number of investments made by the Portfolio Funds is and will be limited and, as a consequence, the Master Fund's and the Fund's returns as a whole may be substantially affected by the unfavorable performance of a single investment made by a Portfolio Fund. In addition, a Portfolio Fund may invest exclusively or primarily in a particular asset type or category, which may reduce the overall diversity of the Fund's assets and increase risk.

Risks Associated with Secondary Investments

Competition for Secondary Investment Opportunities. Many institutional investors, including other fund-of-funds entities, as well as existing investors of private equity funds may seek to purchase secondary interests of the same private equity fund which the Master Fund may also seek to purchase. In addition, many top-tier private equity managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These managers may also be partial to secondary interests being purchased by existing investors of their funds with whom they have existing relationships. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called "Dutch auction," where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder's ability to compete for price) which can restrict the availability of such opportunity for the Master Fund. No assurance can be given that the Master Fund will be able to identify investment opportunities that satisfy the Master Fund's investment objective and desired diversification goals or, if the Master Fund is successful in identifying such investment opportunities, that the Master Fund will be permitted to invest, or invest in the amounts desired, in such opportunities.

Nature of Secondary Investments. The Master Fund may acquire secondary interests in existing private equity funds primarily from existing investors in such funds (and not from the issuers of such investments). Because the Master Fund will not be acquiring such interests directly from the issuers, it is generally not expected that the Master Fund will have the opportunity to negotiate the terms of the interests being acquired or other special rights or privileges. There can be no assurance as to the number of investment opportunities that will be presented to the Master Fund. In addition, valuation of such private equity funds interests may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such funds may own securities. Moreover, the purchase price of interests in such funds will be subject to negotiation with the sellers of the interests and there is no assurance that the Master Fund will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Master Fund for its secondary interests, the structure of such acquisitions and the overall success of the underlying private equity fund.

Pooled Secondary Investments. The Master Fund may have the opportunity to acquire a portfolio of private equity fund interests from a seller, on an "all or nothing" basis. In some such cases, certain of the private equity fund interests may be less attractive than others, and certain

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of the investment managers managing such funds may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Master Fund to carve out from such purchases those investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.

Contingent Liabilities Associated With Secondary Investments. In the cases where the Master Fund acquires an interest in a private equity fund through a secondary transaction, the Master Fund may acquire contingent liabilities of the seller of the interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the private equity fund. While the Master Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Master Fund would prevail on such claim.

Risk of Early Termination. The governing documents of the underlying private equity funds are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of their limited partners or members, under certain circumstances, to terminate such funds prior to the end of their respective stated terms. Early termination of a private equity fund in which the Master Fund is invested may result in (i) the Master Fund having distributed to it a portfolio of immature and illiquid securities, or (ii) the Master Fund's inability to invest all of its capital commitments as anticipated, either of which could have a material adverse effect on the performance of the Fund.

Direct Investments Risks

The Master Fund may make Direct Investments on an opportunistic basis. There can be no assurance that the Master Fund will be given Direct Investment opportunities, or that any Direct Investment offered to the Master Fund would be appropriate or attractive to the Master Fund. The market for Direct Investment opportunities is competitive and may be limited, and the Direct Investment opportunities to which the Master Fund wishes to allocate assets may not be available at any given time. Due diligence will be conducted on Direct Investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to Portfolio Fund investments. In addition, the Adviser may have little opportunities to negotiate the terms of such Direct Investments. The Master Fund generally will rely on the Portfolio Fund manager or sponsor offering such Direct Investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the Direct Investment.

The Master Fund's ability to dispose of Direct Investments may be severely limited, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Master Fund to sell such investment. Direct Investments may be heavily negotiated and, therefore, the Master Fund may incur additional legal and transaction costs in connection therewith. Direct Investments are generally

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subject to many of the same risks as investments in the Portfolio Funds. See "—Risks of Private Equity Investments Generally."

Co-Investing Alongside Other Parties Risks

Co-investing alongside one or more other parties in an investment involves risks that may not be present in investments made by lead or sponsoring private equity investors. As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the lead private equity investors that generally have a greater degree of control over such investments.

In addition, in order to take advantage of Direct Investment opportunities, the Master Fund generally will be required to hold a non-controlling interest, for example, by becoming a limited partner in a Direct Investment partnership that is controlled by the general partner or manager of the private equity fund offering the Direct Investment to the Master Fund. In this event, the Master Fund would have less control over the investment and may be adversely affected by actions taken by such general partner or manager with respect to the portfolio company and the Master Fund's investment in it. The Master Fund may not have the opportunity to participate in structuring investments or to determine the terms under which such investments will be made.

Absence of Regulatory Oversight

The Portfolio Funds will not be registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Fund, as an indirect investor in these Portfolio Funds, will not have the benefit of the protection afforded by the 1940 Act to investors in registered investment companies (which, among other protections, require investment companies to have a majority of disinterested directors, require securities held in custody at all times to be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the adviser and the investment company).

In-Kind Distributions

The Adviser expects in most instances to cause the Master Fund to make distributions to the Fund in cash, but retains the discretion to make distributions of securities in kind to the Fund to the extent permitted under applicable law. There can be no assurance that securities distributed in kind will be readily marketable or salable, and Investors may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities. If the Fund ultimately receives distributions in kind indirectly from any of the Portfolio Funds, it may incur additional costs and risks in connection with the disposition of such assets or may distribute such assets in kind to the Investors who may incur such costs and risks.

Projections

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Projected operating results of a Direct Investment or a portfolio company in which a Portfolio Fund invests normally will be based primarily on financial projections prepared by each company's management. In all cases, projections are only estimates of future results that are based upon information received from the company and assumptions made at the time the projections are developed. There can be no assurance that the results are set forth in the projections will be attained, and actual results may be significantly different from the projections. Also, general economic factors, which are not predictable, can have a material effect on the reliability of projections.

Carried Interests

Generally, each of the Portfolio Funds provides its respective general partners or managers certain specified carried interests or other special allocations based on the returns to its investors. Such carried interests may create incentives for the general partners or managers of the Portfolio Funds to make more risky or speculative investments than they would otherwise make. Each Investor in the Fund will pay, in effect, two sets of carried interests, one at the Fund level and one indirectly through the Master Fund at the Portfolio Fund level. Consequently, the returns to Investors will be lower than returns to a direct investor in the Portfolio Funds.

Solely in respect of carried interest, the holding period required to claim the lower U.S. federal income tax rate generally applicable to long-term capital gains is greater than three years rather than greater than one year. Gain recognized by the Fund on investments held by the Portfolio Funds for more than one year but not more than three years would continue to be treated as long-term capital gains if allocated to the Investors in respect of their capital contributions but would be treated as short-term capital gain (generally subject to U.S. federal income tax at ordinary income rates) if allocated in respect of the special member's carried interest. Thus, the Adviser has an incentive, not shared by the Investors, to ensure that the Master Fund holds investments for more than three years.

Investments Longer Than Term

The Fund may make investments which may not be realized prior to the date the Fund is to be dissolved. The Fund may attempt to sell, distribute, or otherwise dispose of investments at a time which may be disadvantageous, and as a result, the price obtained for such investments may be less than that which could have been obtained if the investments were held for a longer period of time. Moreover, the Fund may be unsuccessful in realizing investments at the time of the Fund's dissolution. There can be no assurance that the winding up of the Fund and the final distribution of its assets will be able to be executed expeditiously.

Illiquid and Long-Term Investments

An investment in the Fund requires a long-term commitment. Although the Direct Investments and portfolio companies of the Portfolio Funds invested in by the Fund may occasionally generate some current income, return of capital and the realization of gains, if any, from such

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portfolio company generally will occur only upon partial or complete sale or other disposition of such portfolio company. While one or more of these transactions may occur at any time with respect to a given portfolio company, sale or other disposition of a portfolio company of a Portfolio Fund is generally not expected to occur for a number of years (in most instances two to four years, or longer) after the initial investment is made.

Financial Markets Fluctuations and Changes

General fluctuations in the market prices of securities may affect the value of the Fund's investments. Instability in the securities markets also may increase the risks inherent in the Fund's investments. The ability of portfolio companies to refinance debt securities may depend on their ability to sell new securities in the public high-yield debt market or otherwise.

Need for Follow-On Investments

Following its initial investment in a given portfolio company, a Portfolio Fund may decide to provide additional funds to such portfolio company or may have the opportunity to increase its investment in a successful portfolio company. There is no assurance that a Portfolio Fund will make follow-on investments or that a Portfolio Fund will have sufficient funds to make all or any of such investments. Any decision by a Portfolio Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a portfolio company in need of such an investment, (ii) result in a lost opportunity for a Portfolio Fund to increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.

Non-U.S. Investments

Portfolio Funds may invest in the securities of issuers located outside of the United States and the Master Fund may invest in Direct Investments located outside of the United States. Foreign securities involve certain factors not typically associated with investing in U.S. securities, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various foreign currencies in which foreign investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) inflation matters, including rapid fluctuations in inflation rates; (iii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative liquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and the potential of less government supervision and regulation; (iv) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; and (v) the possible imposition of foreign taxes on income and gains recognized with respect to such securities. In addition, laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly

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from those customarily used in the United States. Foreign countries also may impose taxes on the Fund, the Investors and/or a Portfolio Fund. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.

Investments in Emerging Markets

The Master Fund and Portfolio Funds may invest in emerging markets. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other, more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war or terrorism or social unrest; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about portfolio companies; (xi) less extensive regulation of financial and other markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws, including regarding fiduciary duties of officers and directors and the protection of investors; (xiv) less developed, reliable or independent judiciary systems for the enforcement of contracts or claims; (xv) greater regulatory uncertainty; (xvi) the maintenance of investments with non-U.S. brokers and securities depositories and (xvii) threats or incidents of corruption that may cause the Fund not to pursue certain investments, or alter certain activities or liquidate certain portfolio investments prior to or after the time when the Fund would otherwise liquidate to achieve optimal returns, which may cause losses or have other negative impacts on the Fund.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on financial instruments or gains from the disposition of such financial instruments.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal

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and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements or authorities. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary application or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund or Portfolio Funds or the lead or sponsoring private equity general partner, as applicable, may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. The Fund may have limited or no legal recourse in the event of default or suspension with respect to certain foreign securities.

Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate, which may cause losses or have other negative impacts on the Fund's investments and the Fund's performance.

Regulatory Risks of Private Equity Funds

Legal, tax and regulatory changes could occur that may adversely affect or impact the Fund or the Portfolio Funds at any time during the term of the Fund. The legal, tax and regulatory environment for private equity funds is evolving, and changes in the regulation and market perception of such funds, including changes to existing laws and regulations and increased criticism of the private equity and alternative asset industry by regulators and politicians and market commentators, may materially adversely affect the ability of the Fund or the Portfolio Funds to pursue investment strategies and the value of the Fund's investments. In recent years, market disruptions and the dramatic increase in the capital allocated to alternative investment strategies have led to increased governmental and regulatory (as well as self-regulatory) scrutiny of the private equity and alternative investment fund industry in general, and certain legislation proposing greater regulation of the private equity and alternative investment fund management industry periodically is being and may in the future be considered or acted upon by governmental or self-regulatory bodies of both U.S. and non-U.S. jurisdictions. It is impossible to predict what, if any, changes may be instituted with respect to the regulations applicable to the Portfolio Funds, the Portfolio Fund Managers, the markets in which they operate and invest or the counterparties with which they do business, or what effect such legislation or regulations may have. Any regulations that restrict the ability of the Portfolio Funds to implement investment strategies could have a material adverse impact on their portfolio. To the extent that the Portfolio Funds become subject to such regulation and impact, the Fund's performance will be adversely affected.

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Regulatory Scrutiny and Reporting

The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors in private investment funds. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Investor will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Investor will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation. If required by applicable law, regulation or interpretation thereof, the Fund may suspend all activity with respect to an Investor's account with the Fund, including suspending the Investor's right to redeem funds or assets from the Fund pending the Fund's receipt of instructions regarding the Investor's account from the appropriate governmental or regulatory authority.

Public Company Holdings

A Portfolio Fund's investment portfolio may contain securities issued by publicly held companies. Such investments may subject the Portfolio Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Portfolio Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies' board members, and increased costs associated with each of the aforementioned risks.

Default

The Master Fund, in general, will not always contribute the full amount of the Fund's commitment to a Portfolio Fund at the time of its admission to the Portfolio Fund. Instead, the Master Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by the Portfolio Fund. If the Master Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund's investment in the Portfolio Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Master Fund, and in turn the Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) cause the Master Fund, and, indirectly, the Fund and the Investors to be subject to certain penalties from the Portfolio Funds (including the complete forfeiture of the Master Fund's investment in a Portfolio Fund), or (iv) otherwise impair the value of the Master Fund's investments (including the complete devaluation of the Master Fund, and in turn the Fund).

NB Private Markets Fund III (TE) LLC

Investment Program (Unaudited)

March 31, 2021

Similarly, Investors will not contribute the full amount of their Commitments to the Fund at the time of their admission. Investors will be required to make incremental contributions pursuant to capital calls issued from time to time, by the Fund. Unlike the Portfolio Funds, the Fund will have limited recourse in retrieving un-drawn Commitments in the instance that an Investor defaults on a Commitment. An Investor, or Investors, that default(s) on his/her/its/their Commitment to the Fund may cause the Master Fund to, in-turn, default on its commitment to a Portfolio Fund. Thus the Fund, and especially the non-defaulting Investors, will bear the penalties of such default (as outlined above, including, but not limited to, the complete forfeiture of the Master Fund's investment in a Portfolio Fund and the complete devaluation of the Master Fund, and in turn the Fund). While the Adviser has taken steps to mitigate this risk, including seeking Commitments from Investors that exceed the commitments that are made to the Portfolio Funds, there is no guarantee that such measures will be sufficient or successful.

Recall of Distributions

The Master Fund and the Fund may be subject to terms of the Portfolio Funds which permit the recall of distributions to meet Portfolio Fund obligations. In the event funds are recalled for this purpose, the Fund may in turn require Investors to return amounts previously distributed to them.

Competition for Investment Opportunities

The Portfolio Funds encounter competition for investments from numerous other investment partnerships, limited liability companies, and trusts, as well as from individuals, corporations, bank and insurance company investment accounts, foreign investors, and other entities engaged in investment activities, including other investment funds. As a result, there can be no guarantee that a sufficient quantity of suitable investment opportunities for the Portfolio Funds will be found, that investments on favorable terms can be negotiated, or that the Fund will be able to fully realize on the value of its investments. Competition for investments may have the effect of increasing costs, thereby reducing investment returns to the Portfolio Funds in which the Fund is indirectly invested.

Time Required to Maturity of Investments

There is generally a period of at least two to four years before a Portfolio Fund has completed making its investments. Such investments also may take a significant period from the date they are made to reach a state of maturity allowing for realization of the investment to be achieved. As a result, based on historical realization periods for Portfolio Funds, it is likely that no significant cash return, if any, from disposition of an Portfolio Fund's investments will occur until a substantial number of years from the date of closing of such Portfolio Fund. The proceeds of Fund's investments, therefore, are not likely to be realized for a substantial time period.

Investments in Less Established Companies

NB Private Markets Fund III (TE) LLC

Investment Program (Unaudited)

March 31, 2021

The Master Fund and the Portfolio Funds may invest a portion of their assets in the securities of less established companies. Investments in such portfolio companies may involve greater risks than are generally associated with investments in more established companies. For example, such companies may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. In the case of start-up enterprises, such companies may not have significant or any operating revenues. Such companies also may have a lower capitalization and fewer resources (including cash) and be more vulnerable to failure, resulting in the loss of the Fund's entire investment. In addition, less mature companies could be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any company in which a Portfolio Fund invests, the Fund may suffer a partial or total loss of capital invested in that company.

Economic Conditions

Changes in economic conditions, including, for example, interest rates, inflation rates, industry conditions, competition, technological developments, trade relationships, political and diplomatic events and trends, tax laws and innumerable other factors, can substantially and adversely affect the business and prospects of the Portfolio Funds and the Fund. These conditions are not within the control of the Adviser or the Portfolio Fund Managers.

Foreign Currency Risks

The Fund may invest a portion of its capital in Portfolio Funds based outside the United States for which fund currency is the euro or another non-U.S. dollar currency. In addition, these Portfolio Funds, as well as Portfolio Funds for which fund currency is the U.S. dollar, may make investments denominated in currencies other than the U.S. dollar. Fluctuations in the exchange rate between the U.S. dollar and these other currencies will result in changes to the values, in U.S. dollar terms, of the Fund's Commitments as well as the Fund's investments. The Adviser may, where it deems prudent and practicable, seek to mitigate the effect of such currency fluctuations by engaging in currency hedging activities, but it does not expect to eliminate the Fund's exposure to exchange rate fluctuations. In addition, Investors subscribing for Interests in the Fund in any country in which U.S. dollars are not the local currency should note that changes in the value of exchange between U.S. dollars and such currency may have an adverse effect on the value, price, or income of the investment to such Investor.

Non-Controlling Investments and Limited Rights as Shareholder

In connection with Direct Investments, the Fund may hold non-controlling interests in certain portfolio companies and, therefore, may have a limited ability to protect their interests in such companies and to influence such companies' management. In addition, Direct Investments may be made with third parties through joint ventures or other entities, which may have larger or controlling ownership interests in such portfolio companies. In such cases, the Fund will rely significantly on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and

NB Private Markets Fund III (TE) LLC

Investment Program (Unaudited)

March 31, 2021

whose interests may at times conflict with the interests of the Fund. Such Fund investment may involve risks in connection with such third-party involvement, including the possibility that a third party may be in a position to take (or block) action in a manner contrary to the Fund's investment objective or may have financial difficulties resulting in a negative impact on such investment. In addition, the Fund may in certain circumstances be liable for the actions of their third-party co-venturers. Direct Investments made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third party partners or co-venturers. There can be no assurance that appropriate minority shareholder rights will be available to the Fund or that such rights will provide sufficient protection to the Fund's interests.

Multiple Tiers of Expenses

Each of the Portfolio Funds (i) pays (or requires its limited partners to pay) its respective general partners and investment advisers or managers certain fees and (ii) bears certain costs and expenses. Such fees and expenses are expected to reduce materially the actual returns to investors in the Portfolio Funds, including the Fund. In addition, because of the deduction of the fees payable by the Fund to the Investment Adviser and other expenses payable directly by the Fund from amounts distributed to the Fund by the Portfolio Funds or from the Investors' capital contributions to the Fund, the returns to an Investor in the Fund will be lower than the returns to a direct investor in the Portfolio Funds. Each Investor in the Fund will pay, in effect, two sets of fees, one directly at the Fund level, and one indirectly through the Master Fund at the Portfolio Fund level. Fees and expenses of the Fund and the Portfolio Funds will generally be paid regardless of whether the Fund or Portfolio Funds produce positive investment returns. If the Fund or Portfolio Funds do not produce significant positive investment returns, these fees and expenses could reduce the amount recovered by an Investor in the Fund to less than its total capital contributions to the Fund.

Lack of Portfolio Information

The Adviser receives detailed information from each Portfolio Fund Manager regarding the investment performance and investment strategy of Portfolio Funds. The Adviser may have little or no means of independently verifying information provided by Portfolio Funds of their Portfolio Fund Managers and thus, may not be able to ascertain whether Portfolio Funds are adhering to their disclosed investment strategies and their investment and risk management policies.

Investing in a Master/Feeder Fund

The Fund pursues its investment objective by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Interests in the Master Fund also may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund

NB Private Markets Fund III (TE) LLC

Investment Program (Unaudited)

March 31, 2021

also may be indirectly adversely affected otherwise by other investors in the Master Fund. Other feeder funds invested in the Master Fund may offer interests to their respective investors, if any, that have costs, expenses and other terms that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

Limitations on Performance Information

Performance of private equity vehicles is difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things: (i) there is no market for underlying investments, (ii) private equity investments take years to achieve a realization event and are difficult to value before realization, (iii) private equity investments are made over time as capital is drawn down from investments, (iv) the performance record of a private equity fund is not established until the final distributions are made, which may be 10-12 years or longer after the initial closing and (v) industry performance information for private equity funds may be skewed upwards due to survivor bias lack of reporting by underperforming managers.

Passive Interest in the Fund and Portfolio Funds

Except as otherwise provided in the Limited Liability Company Agreement of the Fund (the "Operating Agreement"), the Investors will not have any right to participate in the day-to-day management of the business and operations of the Fund and the management of the Fund's assets. Furthermore, the day-to-day management of the business and operation of each of the Portfolio Funds and the management of the assets of the Portfolio Funds, including the valuation by the Portfolio Funds of their assets, will be controlled by the respective general partners and sponsors or managers of the Portfolio Funds and not by the Fund.

Valuation Risk

In light of the illiquid nature of the Interests, and of interests in the Portfolio Funds and other securities in which the Fund may invest, any valuation made by the Adviser of the Interests and Fund investments will be based on the Adviser's good faith determination as to the fair value of those interests. There can be no assurance, however, that the values assigned in good faith by the Adviser to the Interests, interests in Portfolio Funds, or other Fund investments will equal or approximate the price at which they may be sold or otherwise liquidated or disposed of from time to time.

In particular, the impact of the COVID-19 pandemic initially led to adverse impacts on valuations and other financial analyses and may do so again in future periods.

Tax Considerations for the Fund

NB Private Markets Fund III (TE) LLC

Investment Program (Unaudited)

March 31, 2021

An Investor's U.S. federal income tax liability with respect to income and gains of the Fund for a year may exceed the Fund's distributions to such Investor in respect of such year. In addition, an Investor may be subject to various limitations on its ability to use its allocable share of deductions and losses of the Fund (e.g., passive loss limitations, investment interest limitations, capital loss limitations, excess business loss limitations, or the inability to deduct miscellaneous itemized deductions) and limitations on the Investor's ability to deduct its allocable share of the business interest of the Fund or a Portfolio Fund.

Investments by the Fund in certain types of foreign entities can result in either current taxation to U.S. Investors on amounts earned by the foreign entities although not distributed to the Fund or unfavorable tax treatment, relative to U.S. investments, upon the Fund's indirect sale, exchange, or other disposition of an interest in the foreign entity.

Allocations of Income and Loss to Investors

For income tax purposes, each Investor will be treated as a partner of the Fund and, as such, generally will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions for each taxable year of the Fund. Generally, an Investor's distributive share of Fund income, gain, loss, deduction or credit for U.S. federal income tax purposes is determined in accordance with the provisions of the Operating Agreement if those provisions either have substantial economic effect (as determined under Treasury Regulations) or are in accordance with the Investor's "interest in the partnership."

The Investment Adviser intends that the allocations in the Operating Agreement will be respected for U.S. federal income tax purposes. However, the Treasury Regulations regarding when allocations are respected are complex, and there can be no assurance that the allocations described in the Operating Agreement will be respected by the Internal Revenue Service (the "IRS"). In particular, the Fund will apply certain estimates and simplifying conventions intended to ensure that the Fund's net taxable income, gains, loss, or deductions are properly allocated among Investors and the Fund's general partner in a manner that reflects their beneficial interests in such tax items while permitting timely delivery of Schedule K-1s to Investors. Although simplifying conventions are contemplated by the Internal Revenue Code of 1986, as amended, and many funds use similar simplifying conventions, the use of this method may not be permitted under existing Treasury Regulations. If the IRS were to successfully challenge the estimates and simplifying conventions applied by the Fund, the items of the Fund's income, gain, loss or deduction may be required to be adjusted or reallocated in a manner that adversely impacts Investors.

Tax Laws Subject to Change

It is possible that the current U.S. federal, state, local, or foreign income tax treatment accorded an investment in the Fund will be modified by legislative, administrative, or judicial action in the future. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an

NB Private Markets Fund III (TE) LLC

Investment Program (Unaudited)

March 31, 2021

investment in the Fund. Investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

Recent Changes (Unaudited)

The following information in this annual report is a summary of certain changes since March 31, 2020. This information may not reflect all of the changes that have occurred since you subscribed to the Fund.

During the most recent fiscal year, there have been no material changes to: (i) the Fund's investment objective and policies that have not been approved by Investors, (ii) principal risk factors associated with investment in the Fund, (iii) the persons who are primarily responsible for the day-to-day management of the Fund's portfolio; or (iv) the Fund's organizational agreement that would delay or prevent a change of control of the Fund that have not been approved by Investors, except as follows:

Investment Risks

Epidemics, Pandemics, Outbreaks of Disease and Public Health Issues

The Adviser's and Neuberger Berman's business activities as well as the activities of the Fund and its operations and investments could be materially adversely affected by outbreaks of disease, epidemics and public health issues in Asia, Europe, North America, the Middle East and/or globally, such as COVID-19 (and other novel coronaviruses), Ebola, H1N1 flu, H7N9 flu, H5N1 flu, Severe Acute Respiratory Syndrome, or SARS, or other epidemics, pandemics, outbreaks of disease or public health issues.

In particular, coronavirus, or COVID-19, has negatively affected (and may continue to negatively affect or materially impact) the global economy, global equity markets and supply chains (including as a result of quarantines and other government-directed or mandated measures or actions to stop the spread of outbreaks). Although the long-term effects of COVID-19 (and the actions and measures taken by governments around the world to halt the spread of such virus) cannot currently be predicted, previous occurrences of other epidemics, pandemics and outbreaks of disease, such as H5N1, H1N1 and the Spanish flu, had material adverse effects on the economies, equity markets and operations of those countries and jurisdictions in which they were most prevalent. A recurrence of an outbreak of any kind of epidemic, communicable disease, virus or major public health issue could cause a slowdown in the levels of economic activity generally (or push the world or local economies into recession), which would be reasonably likely to adversely affect the business, financial condition and operations of Neuberger Berman, the Adviser and the Fund. Should these or other major public health issues, including pandemics, arise or spread farther (or continue to worsen), Neuberger Berman, the Adviser and the Fund could be adversely affected by more stringent travel restrictions (such as mandatory quarantines and social distancing), additional limitations on Neuberger Berman's, the

NB Private Markets Fund III (TE) LLC

Investment Program (Unaudited)

March 31, 2021

Adviser's, or the Fund's operations and business activities and governmental actions limiting the movement of people and goods between regions.

Portfolio Managers

Effective January 28, 2021, Jacquelyn Wang joined as a member of the Sub-Adviser's Private Investment Portfolios Investment Committee, which serve as the Master Fund's Portfolio Fund Managers. Ms. Wang is a Managing Director of Neuberger Berman and a member of the Private Investment Portfolios and Co-Investment Investment Committees. She joined Neuberger Berman in 2007 focusing on direct co-investments, primary fund investments and secondary investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

NB Private Markets Fund III (TE) LLC

Supplemental Information (Unaudited)

March 31, 2021

Proxy Voting and Portfolio Holdings

A description of the TE Fund’s policies and procedures used to determine how to vote proxies relating to the TE Fund’s portfolio securities, as well as information regarding proxy votes cast by the TE Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the TE Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The TE Fund did not receive any proxy solicitations during the year ended March 31, 2021.

The TE Fund files a complete schedule of portfolio holdings on Form N-PORT with the SEC for the first and third quarters of each fiscal year. The TE Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Private Markets Fund III (TE) LLC

Board of Managers of the TE Fund (Unaudited)

March 31, 2021

Information pertaining to the Board of Managers of the TE Fund is set forth below.

Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Manager	Other Managerships Held by Manager During Past 5 Years
Disinterested Managers

Virginia G. Breen, Manager 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite – Since Inception	Private investor and board member of certain entities (as listed herein)	19

Director of Jones Lang LaSalle Property Trust, Inc.; Trustee/Director of UBS A&Q Registered Fund Complex (3 funds); Director of Calamos Fund Complex (26 funds); Director of Paylocity Holding Corp.; Director of Tech & Energy Transition Corp.

Alan Brott, Manager 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite – Since Inception	Consultant (since 10/1991); Associate Professor, Columbia University (2000-2017); Former Partner of Ernst & Young.	19

Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Director of Stone Harbor Investment Funds (8 funds), Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

Victor F. Imbimbo, Jr., Manager 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market.	19	Manager of Man FRM Alternative Multi-Strategy Fund LLC.

Thomas F. McDevitt, Manager 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite – Since Inception	Managing Partner of Edgew ood Capital Partners and President of Edgew ood Capital Advisors (5/2002 to resent).	19	Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).

Stephen V. Murphy, Manager 1290 Avenue of the Americas New York, NY 10104 (1945)	Term Indefinite – Since Inception	President of S.V. Murphy & Co, an investment banking firm.	19	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of The First of Long Island Corporation and The First National Bank of Long Island.

Thomas G. Yellin, Manager 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 6/2006).	19

Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Manager of Man FRM Alternative Multi-Strategy Fund LLC.

* The ‘‘Fund Complex’’ consists of NB Private Markets Fund II (Master) LLC, NB Private Markets Fund II (TI) LLC, NB Private Markets Fund II (TE) LLC, NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VI Custody LP, and NB Crossroads Private Markets Access Fund LLC.

NB Private Markets Fund III (TE) LLC

Officers of the TE Fund (Unaudited)

March 31, 2021

Information pertaining to the officers of the TE Fund is set forth below.

	Position(s)	Term of Office and
	Held with the	Length of Time	Principal Occupation During Past 5
Name, Address* and Age	Company	Served	Years
Officers who are not Managers

James D. Bow den (1953)	Chief Executive Officer and President	Term — Indefinite; Length — since 2018, (previously, Vice President since inception)

Managing Director, NBAA, since 2015. Formerly, Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC (2013-2015); Executive Vice President, Bank of America Capital Advisors LLC (1998-2013).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception

Senior Vice President, Neuberger Berman LLC, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004. Formerly, Vice President, Neuberger Berman LLC (2002-2006), Vice President – Mutual Fund Board Relations, NBIA (2000-2008), Vice President, NBIA (1986-1999) and Employee (1984-1999).

Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since 2020, (previously, Assistant Treasurer since inception)

Senior Vice President, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).

Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Assistant Vice President, Neuberger Berman LLC, since 2016. Formerly Internal Auditor, Arbella Insurance Group (2015-2016), Associate, PricewaterhouseCoopers (2012-2015)

Savonne Ferguson (1973)	Chief Compliance Officer	Term — Indefinite; Length — since 2018

Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since 2018; Senior Vice President, Neuberger Berman LLC, since 2018. Formerly, Vice President T. Row e Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014).

NB Private Markets Fund III (TE) LLC

Officers of the TE Fund (Unaudited)

March 31, 2021

Information pertaining to the officers of the TE Fund is set forth below.

	Position(s)	Term of Office and
	Held with the	Length of Time	Principal Occupation During Past 5
Name, Address* and Age	Company	Served	Years
Officers who are not Managers

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since inception

General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017. Formerly, Associate General Counsel (2015-2016), Counsel (2007-2015), Senior Vice President (2013-2016), Vice President (2009-2013).

Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception

Vice President, Neuberger Berman LLC, since 2008 and Employee since 1999; Vice President, NBIA, since 2008. Formerly, Assistant Vice President, Neuberger Berman LLC (2007-2008); Employee, NBIA (1991-1999).

Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception

Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015. Formerly, Senior Vice President, Neuberger Berman LLC (2006 to 2014), Vice President, NBIA (2008-2015) and Employee since 1991.

Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman LLC, since 2007 and Employee since 2007.

Brien Smith (1957)	Vice President	Term — Indefinite; Length — since 2017	Managing Director, NBAA, since 2005. Chief Operating Officer of NB Private Equity Division since 2017.

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for James D. Bowden, Mark Bonner and Sarah Doane whose business address is 53 State Street, 13th Floor, Boston, MA 02109; and Brien Smith whose business address is 325 North Saint Paul St. 49th Floor Dallas, TX 75201.

All officers of the Company are employees and/or officers of the Registered Investment Adviser. Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the TE Fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

NB Private Markets Fund III (Master) LLC

Financial Statements

For the year ended March 31, 2021

NB Private Markets Fund III (Master) LLC

For the year ended March 31, 2021

NB Private Markets Fund III (Master) LLC

Statement of Assets, Liabilities and Members’ Equity – Net Assets

As of March 31, 2021

Assets

Investments, at fair value (cost $41,202,226)	$96,341,946
Investments in securities, at fair value (cost $136,112)	136,112
Cash and cash equivalents	9,485,328
Due from Portfolio Fund	32,803
Prepaid insurance	7,262
Interest receivable	62

Total Assets	$106,003,513

Liabilities

Advisory fees payable	$234,919
Professional fees payable	51,368
Administration service fees payable	26,305
Due to Affiliate	2,607
Other payables	1,098

Total Liabilities	$316,297

Commitments and contingencies (Note 5)

Members’ Equity - Net Assets	$105,687,216

Units of Membership Interests outstanding (unlimited units authorized)	25,265.58
Net Asset Value Per Unit	$4,183.05

The accompanying notes are an integral part of these financial statements.

1

NB Private Markets Fund III (Master) LLC

Schedule of Investments

As of March 31, 2021

Portfolio Funds (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Buyout/Growth (42.04%)
Advent International GPE VIII-B, L.P.	Primary	09/2016 - 09/2020	North America	$5,188,401	$11,780,029
Apollo Investment Fund IV, L.P.	Secondary	04/2014	North America	77,631	6,521
BV Investment Partners Fund VIII, L.P.	Primary	08/2014 - 02/2021	North America	1,312,175	3,987,434
Charlesbank Equity Fund VIII, L.P.	Primary	01/2015 - 01/2021	North America	7,306,090	10,190,000
Green Equity Investors VII, L.P.	Primary	05/2017 - 10/2020	North America	2,916,395	5,550,389
Levine Leichtman Capital Partners II, L.P.	Secondary	03/2014	North America	709,210	28,115
Lone Star Fund IX (U.S.), L.P.	Primary	03/2015 - 06/2018	North America	943,189	1,099,100
Platinum Equity Capital Partners III, L.P.	Secondary	12/2013 - 12/2020	North America	1,342,723	2,098,995
Rhone Partners V L.P.	Primary	07/2015 - 12/2020	North America	6,021,877	9,692,120
				25,817,691	44,432,703
Special Situations (12.65%)
Clearlake Capital Partners IV, L.P.	Primary	09/2015 - 03/2021	North America	1,983,296	6,101,278
Clearlake Opportunities Partners, L.P.	Primary	09/2015 - 06/2020	North America	1,416,780	1,977,743
Lone Star Real Estate Fund III (U.S.), L.P.	Primary	05/2014 - 04/2017	North America	1,098,171	199,981
OrbiMed Royalty Opportunities II, L.P.	Primary	04/2015 - 03/2021	North America	828,939	735,900
Ridgewood Energy Oil & Gas Fund III, L.P.	Primary	05/2015 - 02/2021	North America	2,848,472	3,193,246
Walton Street Real Estate Fund VII, L.P.	Primary	03/2014 - 07/2019	North America	1,231,695	1,155,080
				9,407,353	13,363,228
Venture Capital (36.47%)
Lightspeed China Partners II, L.P.	Primary	06/2014 - 01/2020	Asia	1,081,676	7,528,928
Lightspeed Venture Partners Select, L.P.	Primary	03/2014 - 05/2019	North America	1,198,642	3,431,556
Lightspeed Venture Partners X, L.P.	Primary	07/2014 - 02/2020	North America	1,478,108	7,300,005
Meritech Capital Partners V L.P.	Primary	09/2014 - 07/2018	North America	2,218,756	20,285,526
				5,977,182	38,546,015

Total Investments in Portfolio Funds (cost $41,202,226) (91.16%)					96,341,946

Marketable Securities	Securities	Date of Investment	Shares	Cost	Fair Value
United States
10x Genomics, Inc.	Common Stock	03/2021	752	136,112	136,112
Total Marketable Securities (cost $136,112) (0.13%)					136,112

Total Investments					96,478,058
Other Assets & Liabilities (Net) (8.71%)					9,209,158
Members' Equity - Net Assets (100.00%)					$105,687,216

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at March 31, 2021 aggregated $41,202,226. Total fair value of illiquid and restricted securities at March 31, 2021 was $96,341,946 or 91.16% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Company's Members' Equity - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

The accompanying notes are an integral part of these financial statements.

2

NB Private Markets Fund III (Master) LLC

Statement of Operations

For the year ended March 31, 2021

Investment Income:

Interest income	$1,400

Total Investment Income	1,400

Operating Expenses:

Advisory fees	778,027
Independent Managers' fees	185,500
Administration service fees	91,789
Professional fees	79,614
Insurance expense	20,114
Other expenses	13,128

Total Operating Expenses	1,168,172

Net Investment Loss	(1,166,772)

Net Realized and Change in Unrealized Gain on Investments (Note 2)
Net realized gain on investments	8,072,775
Net change in unrealized appreciation on investments	40,084,165

Net Realized and Change in Unrealized Gain on Investments	48,156,940

Net Increase in Members’ Equity – Net Assets Resulting from Operations	$46,990,168

The accompanying notes are an integral part of these financial statements.

3

NB Private Markets Fund III (Master) LLC

Statements of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2020

Total Members
Members' committed capital	$87,888,888

Members' equity at April 1, 2019	$63,486,975
Capital distributions	(3,770,716)
Net investment loss	(1,122,344)
Net realized gain on investments	5,855,687
Net change in unrealized appreciation on investments	(417,048)
Members' equity at March 31, 2020	$64,032,554

For the year ended March 31, 2021

Total Members
Members' committed capital	$87,888,888

Members' equity at April 1, 2020	$64,032,554
Capital distributions	(5,335,506)
Net investment loss	(1,166,772)
Net realized gain on investments	8,072,775
Net change in unrealized appreciation on investments	40,084,165
Members' equity at March 31, 2021	$105,687,216

The accompanying notes are an integral part of these financial statements.

4

NB Private Markets Fund III (Master) LLC

Statement of Cash Flows

For the year ended March 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES

Net Change in Members’ Equity – Net Assets resulting from operations	$46,990,168
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash provided by operating activities:
Contributions to investments in Portfolio Funds	(4,737,421)
Proceeds received from investments in Portfolio Funds	15,210,261
Net realized gain on investments	(8,072,775)
Net change in unrealized (appreciation) depreciation on investments	(40,084,165)
Changes in assets and liabilities related to operations
(Increase) decrease in due from Broker	132,926
(Increase) decrease in other assets	2,434
(Increase) decrease in prepaid insurance fees	622
(Increase) decrease in interest receivable	1,798
Increase (decrease) in advisory fees payable	51,543
Increase (decrease) in professional fees payable	12,818
Increase (decrease) in administration service fees payable	4,845
Increase (decrease) in due to Affiliate	2,607
Increase (decrease) in other payables	(1,130)

Net cash provided by (used in) operating activities	9,514,531

CASH FLOWS FROM FINANCING ACTIVITIES

Distributions to Members	(5,335,506)

Net cash provided by (used in) financing activities	(5,335,506)

Net change in cash and cash equivalents	4,179,025
Cash and cash equivalents at beginning of the year	5,306,303

Cash and cash equivalents at end of the year	$9,485,328

Noncash activities
Receipt of in-kind distributions of securities from Portfolio Funds, at fair value on the date of distribution	$2,900,560

Distributions totaling $62,172 were made to the TE Fund for taxes paid and/or accrued on behalf of the TE Fund.

The accompanying notes are an integral part of these financial statements.

5

NB Private Markets Fund III (Master) LLC

Financial Highlights

	For the year ended March 31, 2021	For the year ended March 31, 2020	For the year ended March 31, 2019	For the year ended March 31, 2018	For the year ended March 31, 2017
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF YEAR	$2,534.38	$2,512.79	$2,264.83	$2,016.94	$1,752.88
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(46.18)	(44.42)	(47.50)	(50.61)	(60.32)
Net realized and unrealized gain on investments	1,906.03	215.25	453.41	319.92	327.02
Net increase in net assets resulting from operations	1,859.85	170.83	405.91	269.30	266.70

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	(211.18)	(149.24)	(157.95)	(21.41)	(2.64)
NET ASSET VALUE, END OF YEAR	$4,183.05	$2,534.38	$2,512.79	$2,264.83	$2,016.94
TOTAL NET ASSET VALUE RETURN (1), (2), (3)	74.23%	6.79%	18.07%	13.39%	15.23%

RATIOS AND SUPPLEMENTAL DATA:
Members' Equity - Net Assets, end of year in thousands (000's)	$105,687	$64,033	$63,487	$56,343	$45,849
Ratios to Average Members' Equity - Net Assets: (4)
Expenses	1.52%	1.74%	2.07%	2.46%	3.43%
Net investment loss	(1.51%)	(1.65%)	(1.97%)	(2.43%)	(3.42%)
Portfolio Turnover Rate (5)	6.36%	12.54%	1.61%	23.43%	26.09%

INTERNAL RATES OF RETURN:
Internal Rate of Return (6)	22.15%	14.00%	15.84%	14.96%	15.71%

(1)	Selected data for a unit of Membership Interest outstanding throughout each period.
(2)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Company during the year and assumes distributions, if any, were reinvested. The Company's units are not traded in any market; therefore, the market value total investment return is not calculated.
(3)	Total return and the ratios to average members' equity - net assets is calculated for the Company taken as a whole.
(4)	Ratios do not reflect the Company's proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
(5)	Proceeds received from investments are included in the portfolio turnover rate.
(6)	The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the period as of each measurement date.

The accompanying notes are an integral part of these financial statements.

6

NB Private Markets Fund III (Master) LLC

Notes to the Financial Statements

March 31, 2021

1. Organization

NB Private Markets Fund III (Master) LLC (the “Company”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company was organized as a Delaware limited liability company on March 18, 2013. The Company commenced operations on October 25, 2013. The duration of the Company is ten years from the final subscription closing date (the “Final Closing”), which occurred on October 25, 2014, subject to two two-year extensions which may be approved by the Board of Managers of the Company (the “Board” or the “Board of Managers”). Thereafter, the term of the Company may be extended by consent of a majority-in-interest of its Members as defined in the Company’s limited liability company agreements (the “LLC Agreement”).

The Company’s investment objective is to provide attractive long-term returns. The Company seeks to achieve its objective by investing in private equity funds and other collective investment vehicles or accounts pursuing investment strategies in buyout/growth, venture capital, and special situations (distressed debt, mezzanine, natural resources, opportunistic, real estate, royalties, and other private equity strategies perceived to be attractive by the Registered Investment Adviser) (collectively, the "Portfolio Funds"). Neither the Company nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Company will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

NB Private Markets Fund III (TI) LLC (the “TI Fund”) and NB Private Markets Fund III (TE) LLC (the “TE Fund”), each a Delaware limited liability company that is registered under the Investment Company Act as a non-diversified, closed-end management investment company, and NB Private Markets Fund III (Offshore) LDC, a Cayman Islands limited duration company (the “Offshore Fund”, and together with the TI Fund and the TE Fund, the “Feeder Funds”), pursue their investment objectives by investing substantially all of their assets in the Company.  The percentage of the Offshore Fund's shareholders' capital owned by the TE Fund is 100%. The financial position and results of operations of the Offshore Fund have been consolidated within the TE Fund's consolidated financial statements. The Feeder Funds have the same investment objective and substantially the same investment policies as the Company (except that the Feeder Funds pursue their investment objectives by investing in the Company).

The Board has overall responsibility to manage and supervise the operations of the Company. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) to provide investment advice regarding the selection of the Portfolio Funds and to manage the day-to-day operations of the Company.

7

NB Private Markets Fund III (Master) LLC

Notes to the Financial Statements

March 31, 2021

The Company operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as members of the Company (“Members”).  As of March 31, 2021, the TI Fund’s and the TE Fund’s ownership of the Company’s Members’ contributed capital was 57.21% and 42.79%, respectively.

2. Significant Accounting Policies

The Company meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

A. Basis of Accounting

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Company are maintained in U.S. dollars.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

C. Valuation of Investments

The Company computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Registered Investment Adviser and the Sub-Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Company values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Company.  The value of the Company’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820: Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Sub-Adviser generally will value the Company’s investment

8

NB Private Markets Fund III (Master) LLC

Notes to the Financial Statements

March 31, 2021

in the Portfolio Fund based primarily upon the value reported to the Company by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

FASB ASC 820-10 Fair Value Measurements establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the "secondary market" where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Company's results of operations and financial condition.

9

NB Private Markets Fund III (Master) LLC

Notes to the Financial Statements

March 31, 2021

The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity - Net Assets by level within the valuation hierarchy as of March 31, 2021.

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Buyout/Growth	$-	$-	$-	$44,432,703	$44,432,703
Special Situations	-	-	-	13,363,228	13,363,228
Venture Capital	-	-	-	38,546,015	38,546,015
Common Stock	136,112	-	-	-	136,112
Totals	$136,112	$-	$-	$96,341,946	$96,478,058

Significant Unobservable Inputs

As of March 31, 2021, the Company had investments valued at $96,478,058. The fair value of investments valued at $96,341,946 in the Company's Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The estimated remaining life of the Company’s Portfolio Funds as of March 31, 2021 is one to five years, with the possibility of extensions by each of the Portfolio Funds.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Company’s custodian.

Cash and cash equivalents on the Statement of Assets, Liabilities and Members' Equity – Net Assets can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2021, the Company held $9,458,328 in an overnight sweep that is deposited into a money market account.

E. Investment Gains and Losses

The Company records distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Company recognizes within the Statement of Operations its share of realized gains or (losses), the Company's change in net unrealized appreciation/(depreciation) and the Company’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Portfolio Funds. The Company may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Change in unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Company’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Portfolio Fund.

The Portfolio Funds may make in-kind distributions to the Company and, particularly in the event of a dissolution of a Portfolio Fund, such distributions may contain securities that are not marketable. While the general policy of the Company will be to liquidate such investment and

10

NB Private Markets Fund III (Master) LLC

Notes to the Financial Statements

March 31, 2021

distribute proceeds to Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Company.

F. Income Taxes

The Company is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to Members and, accordingly, there is no provision for income taxes reflected in these financial statements. The Company has a tax year end of December 31.

Differences arise in the computation of Members' equity for financial reporting in accordance with GAAP and Members' equity for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Company on Schedule K-1 from the Portfolio Funds. As of March 31, 2021, the Company had not received information to determine the tax cost of the Portfolio Funds. Based on the amounts reported to the Company on Schedule K-1 as of December 31, 2019, and after adjustment for purchases and sales between December 31, 2019 and March 31, 2021, the estimated cost of the Portfolio Funds at March 31, 2021, for federal income tax purposes aggregated $34,437,647. The net unrealized appreciation for federal income tax purposes was estimated to be $61,904,299. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $64,066,452 and $2,162,153, respectively.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2017 forward (with limited exceptions). FASB ASC 740-10 Income Taxes requires the Sub-Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Sub-Adviser has reviewed the Company’s tax positions for the current tax year and has concluded that no provision for taxes is required in the Company’s financial statements for the year ended March 31, 2021. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2021, the Company did not incur any interest or penalties.

G. Restrictions on Transfers

Interests of the Company (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

11

NB Private Markets Fund III (Master) LLC

Notes to the Financial Statements

March 31, 2021

H. Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Company) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Company level expenses shown on the Company’s Statement of Operations, Members of the Company will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Company’s Financial Highlights.

I. Company Expenses

The Company bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; costs of insurance; registration expenses; Independent Managers’ fees (as defined herein); and expenses of meetings of the Board.

J. Foreign Currency Translation

The Company has foreign investments which require the Company to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. The Company does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

3. Advisory Fees, Administration Service Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds.  Further, the Registered Investment Adviser provides certain management and administrative services to the TI Fund and the TE Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company pays the Registered Investment Adviser an investment advisory fee (the "Advisory Fees") quarterly in arrears at the annual rate of 1.0% as follows: (i) during the period from the initial closing until the fifth anniversary of the Final Closing, based on the total capital commitments (the "Underlying Commitments") entered into by the Company with respect to investments in the Portfolio Funds; and (ii) beginning on the fifth anniversary of the Final Closing and thereafter, based on the net asset value of the Company. The Advisory Fees will not exceed 1.0%

12

NB Private Markets Fund III (Master) LLC

Notes to the Financial Statements

March 31, 2021

of total commitments from Members. For the year ended March 31, 2021, the Company incurred Advisory Fees totaling $778,027.

Pursuant to an Administrative and Accounting Services Agreement, the Company retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation and investor services to the Company. In consideration for these services, the Company pays the Administrator a tiered fee between 0.01% and 0.02%, based on the first day of each calendar quarter’s net assets, subject to a minimum quarterly fee. In accordance with the service level agreement additional fees may be charged for out of scope services and quarterly filings made on behalf of the Company. For the year ended March 31, 2021, the Company incurred administration service fees totaling $91,789.

The Board consists of six managers, each of whom is not an “interested person” of the Company as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). Currently, the Independent Managers are each paid an annual retainer of $175,000 for serving on the boards of the funds in the fund complex. Compensation to the Board is paid and expensed by the Company on a quarterly basis. The Independent Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Company. For the year ended March 31, 2021, the Company incurred $185,500 in Independent Managers’ fees.

4. Capital Commitments from Members

At March 31, 2021 and 2020, capital commitments from Members totaled $87,888,888. Capital contributions received by the Company with regard to satisfying Member commitments totaled $40,428,888, which represents approximately 46% of committed capital at March 31, 2021 and 2020.

Capital contributions are credited to Members’ equity accounts and units will be issued when paid. Capital contributions are determined based on a percentage of commitments. During the year ended March 31, 2021, the Company did not issue any units.

The net profits or net losses of the Company are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that it would follow the distributions outlined below.

Distributions are made of available cash or other net investment proceeds to Members at such times and in such amounts as determined by the Board in its sole discretion and in accordance with Members’ respective percentage interests, as defined in the LLC Agreement. As of March 31, 2021, the Company had distributed $13,715,792 to the Feeder Funds.

13

NB Private Markets Fund III (Master) LLC

Notes to the Financial Statements

March 31, 2021

5. Capital Commitments of the Company to Portfolio Funds

As of March 31, 2021, the Company had total capital commitments of $83,386,098 to the Portfolio Funds with remaining unfunded commitments to the Portfolio Funds totaling $16,275,972 as listed below:

Assets:	Unfunded Commitment
Buyout/Growth	$8,227,393
Special Situations	7,518,579
Venture Capital	530,000
Total	$16,275,972

6. Description of the Portfolio Funds

Due to the nature of the Portfolio Funds, the Company generally cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds. The Company has no right to demand repayment of its investment in the Portfolio Funds.

The following Portfolio Funds represent 5% or more of Members’ Equity – Net Assets of the Company. Thus, the Portfolio Funds’ investment objectives are disclosed below.

Meritech Capital Partners V, L.P. represents 19.19% of Members’ Equity – Net Assets of the Company. The objective of Meritech Capital Partners V, L.P. is to lead investments into the most attractive late-stage technology companies.

Advent International GPE VIII-B, L.P. represents 11.15% of Members’ Equity – Net Assets of the Company. The objective of Advent International GPE VIII-B L.P. is to make investments in businesses in the development stage and other small to medium sized companies based primarily in Europe and North America.

Charlesbank Equity Fund VIII, L.P. represents 9.64% of Members’ Equity – Net Assets of the Company. The objective of Charlesbank Equity Fund VIII, L.P. is to make investments in equity, debt, convertible securities and other interests in business organizations, to provide capital for acquisition and expansion of growing companies.

Rhone Partners V L.P. represents 9.17% of Members’ Equity – Net Assets of the Company. The objective of Rhone Partners V L.P. is to make portfolio investments consisting of controlling and noncontrolling equity and equity-related interests in operating businesses.

Lightspeed China Partners II, L.P. represents 7.12% of Members’s Equity – Net Assets of the Company. The objective of Lightspeed China Partners II, L.P. is to make investments that are primarily

14

NB Private Markets Fund III (Master) LLC

Notes to the Financial Statements

March 31, 2021

in early stages or growth stage companies, which will typically be headquartered in, have operations in, sell products to, or have some other nexus to, China.

Lightspeed Venture Partners X, L.P. represents 6.91% of Members’ Equity – Net Assets of the Company. Lightspeed Venture Partners X, L.P. invests in securities (whether debt, equity, or any combination thereof) issued primarily in start-ups, early-stage, development, and expansion-stage companies engaged in business in the technology area.

Clearlake Capital Partners IV, L.P. represents 5.77% of Members’ Equity – Net Assets of the Company. Clearlake Capital Partners IV, L.P. will invest in companies that are undergoing complex financial, operational or structural change, for which it believes the firm’s expertise and value investing approach can generate exceptional risk-adjusted returns.

Green Equity Investors VII, L.P. represents 5.25% of Members’ Equity – Net Assets of the Company. Green Equity Investors VII, L.P. will seek to make control-oriented equity investments in lower middle market companies in the information and business services and communications sectors.

7. Indemnifications

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Company. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

8. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Company’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Company may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Company. The Company's investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are

15

NB Private Markets Fund III (Master) LLC

Notes to the Financial Statements

March 31, 2021

illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Company will be able to realize the value of such investments in a timely manner if at all.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

If the Company defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. This may impair the ability of the Company to pursue its investment program, force the Company to borrow or otherwise impair the value of the Company’s investments (including the complete devaluation of the Company). In addition, defaults by Members on their commitments to the Company, may cause the Company to, in turn, default on its commitment to a Portfolio Fund. In this case, the Company, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

9. Other Matters

The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity. The impact of the virus may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The fluidity of the situation precludes any prediction as to its ultimate impact, which may have a continued effect on the economic and market conditions. Such conditions, which may be across industries, sectors, or geographies, have impacted and may continue to impact the Company’s portfolio companies.

10. Subsequent Events

The Company has evaluated all events subsequent to March 31, 2021, through the date these financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

16

      KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Members and Board of Managers

NB Private Markets Fund III (Master) LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and members’ equity – net assets of NB Private Markets Fund III (Master) LLC (the Company), including the schedule of investments, as of March 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in members’ equity – net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the underlying fund managers or by other appropriate auditing procedures where replies from underlying fund managers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.

Boston, Massachusetts

May 28, 2021

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

17

NB Private Markets Fund III (Master) LLC

Investment Program (Unaudited)

March 31, 2021

INVESTMENT PROGRAM (UNAUDITED)

Investment Objective and Process

The investment objective of NB Private Markets Fund III (Master) LLC (the "Master Fund") is to provide attractive long-term returns to investors. The Master Fund seeks to achieve this objective through investments in a diversified portfolio of professionally managed private equity underlying funds ("Portfolio Funds") and select direct investments in portfolio companies. The Master Fund primarily invests in newly formed private equity Portfolio Funds. The Master Fund may also invest, on an opportunistic basis, in secondary investments in private equity Portfolio Funds acquired from investors in such funds.

Each of NB Private Markets Fund III (TI) LLC and NB Private Markets Fund III (TE) LLC (each, a "Feeder Fund") invests substantially all of its assets in the Master Fund. The Master Fund has the same investment objective and substantially the same investment policies and restrictions as those of the Feeder Funds. This form of investment structure is commonly known as a "master/feeder" structure.

Neuberger Berman Investment Advisers LLC (the "Investment Adviser") serves as investment adviser of the Master Fund and provides management services to the Feeder Funds. The Investment Adviser has engaged NB Alternatives Advisers LLC (the "Sub-Adviser" and, together with the Investment Adviser, the "Adviser") to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC. None of the Master Fund, the Feeder Funds or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Master Fund's investment objective will be achieved.

Principal Risk Factors

Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled "Investment Program – Principal Risk Factors" in NB Private Markets Fund III (TI) LLC's annual report to shareholders for the fiscal year ended March 31, 2021, as filed with the Securities and Exchange Commission (File No. 811-22814) (the "TI Feeder Annual Report").

Recent Changes

Information on certain changes since March 31, 2020 is incorporated herein by reference from the section entitled "Investment Program – Recent Changes" in the TI Feeder Annual Report.

18

NB Private Markets Fund III (Master) LLC

Supplemental Information (Unaudited)

March 31, 2021

Proxy Voting and Portfolio Holdings

A description of the Company’s policies and procedures used to determine how to vote proxies relating to the Company’s portfolio securities, as well as information regarding proxy votes cast by the Company (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Company at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Company did not receive any proxy solicitations during the year ended March 31, 2021.

The Company files a complete schedule of portfolio holdings on Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Company’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

19

NB Private Markets Fund III (Master) LLC

Board of Managers of the Company (Unaudited)

March 31, 2021

Information pertaining to the Board of Managers of the Company is set forth below.

Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Manager	Other Managerships Held by Manager During Past 5 Years

Disinterested Managers

Virginia G. Breen, Manager 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite – Since Inception	Private investor and board member of certain entities (as listed herein)	19	Director of Jones Lang LaSalle Property Trust, Inc.; Trustee/Director of UBS A&Q Registered Fund Complex (3 funds); Director of Calamos Fund Complex (26 funds); Director of Paylocity Holding Corp.; Director of Tech & Energy Transition Corp.

Alan Brott, Manager 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite – Since Inception	Consultant (since 10/1991); Associate Professor, Columbia University (2000-2017); Former Partner of Ernst & Young.	19	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Director of Stone Harbor Investment Funds (8 funds), Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

Victor F. Imbimbo, Jr., Manager 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market.	19	Manager of Man FRM Alternative Multi-Strategy Fund LLC.

Thomas F. McDevitt, Manager 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite – Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/2002 to present).	19	Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).

Stephen V. Murphy, Manager 1290 Avenue of the Americas New York, NY 10104 (1945)	Term Indefinite – Since Inception	President of S.V. Murphy & Co, an investment banking firm.	19	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of The First of Long Island Corporation and The First National Bank of Long Island.

Thomas G. Yellin, Manager 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 6/2006).	19	Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Manager of Man FRM Alternative Multi-Strategy Fund LLC.

* The ‘‘Fund Complex’’ consists of NB Private Markets Fund II (Master) LLC, NB Private Markets Fund II (TI) LLC, NB Private Markets Fund II (TE) LLC, NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VI Custody LP, and NB Crossroads Private Markets Access Fund LLC.

20

NB Private Markets Fund III (Master) LLC

Officers of the Company (Unaudited)

March 31, 2021

Information pertaining to the officers of the Company is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

Officers who are not Managers

James D. Bowden (1953)	Chief Executive Officer and President	Term — Indefinite; Length — since 2018, (previously, Vice President since inception)	Managing Director, NBAA, since 2015. Formerly, Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC (2013-2015); Executive Vice President, Bank of America Capital Advisors LLC (1998-2013).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004. Formerly, Vice President, Neuberger Berman LLC (2002-2006), Vice President – Mutual Fund Board Relations, NBIA (2000-2008), Vice President, NBIA (1986-1999) and Employee (1984-1999).

Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since 2020, (previously, Assistant Treasurer since inception)	Senior Vice President, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).

Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Assistant Vice President, Neuberger Berman LLC, since 2016. Formerly Internal Auditor, Arbella Insurance Group (2015-2016), Associate, PricewaterhouseCoopers (2012-2015)

Savonne Ferguson (1973)	Chief Compliance Officer	Term — Indefinite; Length — since 2018	Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since 2018; Senior Vice President, Neuberger Berman LLC, since 2018. Formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014).

21

NB Private Markets Fund III (Master) LLC

Officers of the Company (Unaudited)

March 31, 2021

Information pertaining to the officers of the Company is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

Officers who are not Managers

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since inception	General Counsel and Head of Compliance– Mutual Funds since 2016 and Managing Director, NBIA, since 2017. Formerly, Associate General Counsel (2015-2016), Counsel (2007-2015), Senior Vice President (2013-2016), Vice President (2009-2013).
Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Vice President, Neuberger Berman LLC, since 2008 and Employee since 1999; Vice President, NBIA, since 2008. Formerly, Assistant Vice President, Neuberger Berman LLC (2007-2008); Employee, NBIA (1991-1999).

Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015. Formerly, Senior Vice President, Neuberger Berman LLC (2006 to 2014), Vice President, NBIA (2008-2015) and Employee since 1991.

Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman LLC, since 2007 and Employee since 2007.

Brien Smith (1957)	Vice President	Term — Indefinite; Length — since 2017	Managing Director, NBAA, since 2005. Chief Operating Officer of NB Private Equity Division since 2017.

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for James D. Bowden, Mark Bonner and Sarah Doane whose business address is 53 State Street, 13th Floor, Boston, MA 02109; and Brien Smith whose business address is 325 North Saint Paul St. 49th Floor Dallas, TX 75201.

All officers of the Company are employees and/or officers of the Registered Investment Adviser. Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the Company. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

22

(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no substantive amendments to or waivers from the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund II (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22476 (filed June 09, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Managers (the “Board”) of the Registrant has determined that Alan Brott and Stephen V. Murphy possess the technical attributes to qualify as the audit committee's financial experts and that each of them is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2020 and March 31, 2021 were $9,100 and $9,250, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last fiscal year.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last fiscal year.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last fiscal year.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2021, were $0 and $0, respectively.

The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2020, were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote any proxies the Registrant may receive to the Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”).

NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its members. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information on how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Registrant toll-free at 866-637-2587 or by accessing the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2021:

Neuberger Berman Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

James Bowden is a Managing Director of Neuberger Berman. Previously, Mr. Bowden was a Managing Director at Bank of America / Merrill Lynch, managing the group’s private equity fund of funds business since its inception in 1998. In that capacity he led the private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the Bank of America fund of funds business. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. Prior to joining Bank of America / Merrill Lynch, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. Earlier in his career, he was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds and previously focused on commercial lending and problem loan workouts during his time at Continental Bank, Citicorp and the American National Bank of Chicago. Mr. Bowden received his M.B.A. and B.B.A. from the University of Michigan. Mr. Bowden is a Certified Public Accountant.

John P. Buser is a Managing Director of Neuberger Berman and Executive Vice Chairman of NB Alternatives. He is also a member of the Private Investment Portfolios, Co Investment, Latin America Private Equity, Northbound and Secondary Investment Committees. Before joining Neuberger Berman in 1999, Mr. Buser was a partner at the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P., where he had extensive experience in the practice of domestic and international income taxation during his 17 year tenure. Mr. Buser was admitted to the State Bar of Texas in 1982 after receiving his J.D. from Harvard Law School. Prior to attending law school, Mr. Buser graduated summa cum laude with a B.S. in accounting from Kansas State University.

Kent Chen is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committees. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (“HKMA”) after 17 years in central banking in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. Beginning in 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a Master of M.P.A from Columbia University, M.B.A from University of Hull and Bachelor of Science in Economics from University of London.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Co-Investment, Credit Opportunities, Marquee Brands and Private Investment Portfolios Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an M.B.A. from Harvard Business School and a B.A., cum laude, from Harvard College.

John H. Massey is the Chairman of the Neuberger Berman Private Investment Portfolios Investment Committee. He is also a member of the Co-Investment Investment Committee. In 1996, Mr. Massey was elected as one of the original members of the board of directors of the PineBridge Fund Group. Mr. Massey is active as a private investor and corporate director. Previously, he was Chairman and CEO of Life Partners Group, Inc., a NYSE listed company. Over the last 35 years, Mr. Massey has also served in numerous executive leadership positions with other publicly held companies including Gulf Broadcast Corporation, Anderson Clayton & Co., and Gulf United Corporation. He began his career in 1966 with Republic National Bank of Dallas as an investment analyst. Mr. Massey currently serves on the boards of several financial institutions, including Central Texas Bankshare Holdings, and Hill Bancshares Holdings, Inc., among others. He is also the principal shareholder of Columbus State Bank in Columbus, Texas and Hill Bank and Trust Company in Weimar, Texas. Mr. Massey received the Most Distinguished Alumnus award from SMU’s Cox School of Business in 1993. In 2009, he and Mrs. Massey were jointly named Most Distinguished Alumnus by The University of Texas from the Dallas/Fort Worth area. He currently serves as Chair of the Board of Trustees of the University of Texas School of Law and as an Advisory Board Member of the McCombs School of Business at The University of Texas. He is also active in oil and gas, agricultural and wildlife conservation activities in Colorado County and Matagorda County, Texas. Mr. Massey received a B.B.A. from Southern Methodist University and an M.B.A. from Cornell University. He also earned an L.L.B. from The University of Texas at Austin. He received his Chartered Financial Analyst designation and has been a member of the State Bar of Texas since 1966.

David Morse is a Managing Director of Neuberger Berman, and is the Global Co-Head of Private Equity Co-Investments. He is also a member of Co-Investment, Private Debt and Private Investment Portfolios Investment Committees. Mr. Morse is currently a Board Observer of Salient Solutions, Behavioral Health Group, Taylor Precision Investments, Gabriel Brothers’ Stores, and Extraction Oil and Gas, all of which are portfolio companies of our dedicated co-investment funds. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. in Economics from Hamilton College. Mr. Morse is a member of the M.B.A. Advisory Board of the Tuck School, a member of the Alumni Council of Hamilton College, and a member of the Board of Trustees of the Berkshire School.

Joana P. Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Co-Investment, Latin America Private Equity and Private Investment Portfolios Investment Committees. Previously, Ms. Scaff worked in investment banking covering primarily the telecommunications, media and information services sectors. Ms. Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment. She advised on corporate transactions including mergers and acquisitions, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Scaff is a member of the LP Committee of the BCVA – British Private Equity & Venture Capital Association.

Jonathan D. Shofet is the Global Head of the Firm’s Private Investment Portfolios group and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet sits on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake Airline Credit and Credit Strategies, Cerbeus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Monomoy Capital Partners, Platinum Equity, Siris Partners, Tengram Capital Partners, Thomas H. Lee Partners and Vector Capital Partners. He is also a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien P. Smith is a Managing Director of Neuberger Berman and the Chief Operating Officer of the Neuberger Berman Private Equity Division. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. Smith sits on the Limited Partner Advisory Boards of a number of investment relationships on behalf of Neuberger Berman funds. Prior to joining Neuberger Berman in 2001, Mr. Smith worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. While at Mason Best, Mr. Smith served in a number of roles, including executing private equity investments and dispositions, arranging transaction financing and restructuring underperforming investments. Mr. Smith began his career at Arthur Andersen & Co. where he focused on the financial services sector in the southwest. Mr. Smith sits on the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He is also a director of National Autotech Inc. and has also served on a number of other boards of directors. Mr. Smith received a Master’s in Professional Accounting and a B.B.A. from the University of Texas at Austin.

David S. Stonberg is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Co-Investment, Private Investment Portfolios, Renaissance and Secondary Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg is also a member of the Neuberger Berman Risk Committee. Mr. Stonberg holds an M.B.A. from the Stern School of New York University and a B.S.E. from the Wharton School of the University of Pennsylvania.

Anthony D. Tutrone is the Global Head of Neuberger Berman Private Equity and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Mr. Tutrone is a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to starting at Neuberger Berman, from 1994 to 2001, Mr. Tutrone was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts with approximately $3.5 billion in assets under management. Mr. Tutrone began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Mr. Tutrone earned an M.B.A. from Harvard Business School and a B.A. in Economics from Columbia University.

Peter J. Von Lehe is the head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Athyrium, Private Investment Portfolios, Co-Investment, Marquee Brands and Renaissance Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Re Company. There, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a B.S. with Honors in Economics from the University of Iowa and a J.D. with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a member of the Private Investment Portfolios and Co-Investment Investment Committees. She joined Neuberger Berman in 2007 focusing on direct co-investments, primary fund investments and secondary investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman.  Within the alternatives business, she is responsible for managing a bespoke Co-Investment Separate Account and leading the NorthBound Emerging Managers Private Equity Fund, a private equity fund which invests in private equity partnership interests and co-investments. She is also a member of the Co-Investment, Private Investment Portfolios, and NorthBound Investment Committees.  Before the management buyout of Neuberger, Ms. Zollar co-headed and co-founded the Lehman Brothers Partnership Solutions Group (“PSG”), a Wall Street business focused on developing strategic opportunities with women- and minority-owned financial services firms. The innovation of the Partnership Solutions Group was chronicled in a case study for the Harvard Business School. Before rejoining Lehman Brothers in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs.  Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her B.S., with highest distinction, from North Carolina A&T State University, where she formerly served as Chairperson of the Board of Trustees and is the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council and serves on the executive board of the National Association of Investment Companies and The Apollo Theater.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2021:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of March 31, 2021, unless indicated otherwise. Registered investment companies in a ‘‘master-feeder’’ structure are counted as one investment company for purposes for determining the number of accounts managed.

James D. Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,525,030,039	5	$1,380,000,500	0	$0

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
7	$1,525,030,039	5	$1,380,000,500	0	$0

John P. Buser

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,525,030,039	27	$21,169,804,940	102	$29,522,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
7	$1,525,030,039	27	$21,169,804,940	102	$29,522,557,364

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

John H. Massey

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,525,030,039	27	$19,157,109,492	102	$29,548,157,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
7	$1,525,030,039	27	$19,157,109,492	102	$29,548,157,364

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Brien P. Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,525,030,039	28	$22,321,738,693	95	$28,357,257,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
7	$1,525,030,039	28	$22,321,738,693	95	$28,357,257,364

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,525,030,039	28	$22,321,738,693	95	$28,357,257,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
7	$1,525,030,039	28	$22,321,738,693	95	$28,357,257,364

Peter J. Von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
7	$1,525,030,039	25	$16,669,344,940	101	$29,447,557,364

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2021:

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation for a portfolio manager is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

•	Employee-Owned Equity. Certain employees (i.e., senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity.

For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

•	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

•	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) As of March 31, 2021, no Portfolio Management Team member owned any interest in the Registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2021.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2021.

Item 13. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund II (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22476 (filed June 09, 2020).

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act, are filed herewith.

(a)(3)	Not applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Private Markets Fund III (TE) LLC

By:	/s/ James Bowden
James Bowden
Chief Executive Officer and President

Date: June 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Bowden
James Bowden
Chief Executive Officer and President
(Principal Executive Officer)

Date: June 7, 2021

By:	/s/ Mark Bonner
Mark Bonner
Treasurer
(Principal Financial Officer)

Date: June 7, 2021